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                                                                    Exhibit 4.13


  NUMBER             COMMON SHARES
ZQ
               INCORPORATED UNDER THE LAWS                          SHARES
                OF THE STATE OF ILLINOIS

           THIS CERTIFICATE IS TRANSFERABLE IN
                CHICAGO OR NEW YORK CITY

                    SEE REVERSE FOR                            CUSIP 711030 10 6
                  CERTAIN DEFINITIONS

                           PEOPLES ENERGY CORPORATION

                  THIS
                CERTIFIES
                  THAT


                                      VOID


                 IS THE
                 OWNER
                   OF

        FULLY PAID AND NONASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF

        PEOPLES ENERGY CORPORATION [ILLEGIBLE]

        DATED


[PEOPLES ENERGY CORPORATION ILLINOIS SEAL]


        COUNTERSIGNED AND REGISTERED:                      /s/  Richard E. Terry
            HARRIS TRUST AND SAVINGS BANK
                     (CHICAGO)
                        TRANSFER AGENT AND REGISTRAR.      CHAIRMAN OF THE BOARD


                                                           /s/  [ILLEGIBLE]


                              AUTHORIZED SIGNATURE.                    TREASURER

039518


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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS
AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN PEOPLES ENERGY CORPORATION AND HARRIS TRUST AND SAVINGS BANK DATED AS OF MAY 1, 1996 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH
IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PEOPLES ENERGY CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. PEOPLES ENERGY CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT AS IN EFFECT ON THE DATE OF MAILING WITHOUT CHARGE WITHIN FIVE BUSINESS DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON MAY BECOME NULL AND VOID.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM --as tenants in common          UNIF GIFT MIN ACT--  CUSTODIAN
                                                             -------------------
    TEN ENT --as tenants by the entireties                   (Cust)      (Minor)
                                                             under Uniform Gifts
                                                             to Minors

    JT TEN  --as joint tenants with right of                 Act
              survivorship and not as tenants                   ----------------
              in common                                              (State)

    Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED,                  HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE




        --------------------


    ----------------------------------------




                                                                          SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
______________________________________________________________________ ATTORNEY,
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW                X



                                       X

                                                        SIGNATURE



                                         ---------------------------------------
                                         ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

                                         THE SIGNATURE(S) MUST BE GUARANTEED BY
                                         AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                         AS A SECURITIES BROKER/DEALER,
                                         COMMERCIAL BANK & TRUST COMPANY,
                                         SAVINGS AND LOAN ASSOCIATION OR A
                                         CREDIT UNION PARTICIPATING IN A
                                         MEDALLION PROGRAM APPROVED BY THE
                                         SECURITIES TRANSFER ASSOCIATION, INC.